UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]
Preliminary Proxy Statement

[ ]
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]
Definitive Proxy Statement

[ ]
Definitive Additional Materials

[X]
Soliciting Material Pursuant to Section 240.14a-12

    ASSOCIATES FIRST CAPITAL CORPORATION
    ___________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

    ___________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]
No fee required.

[ ]
Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)
Title of each class of securities to which transaction applies:

    ____________________________________________________________________________________

2)
Aggregate number of securities to which transaction applies:

    ____________________________________________________________________________________

3)
    Per unit price or other underlying value of transaction computed pursuant to Exchange
    Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ___________________________________________________________________________________

4)
Proposed maximum aggregate value of transaction:

    ___________________________________________________________________________________

5)
Total fee paid:

    ___________________________________________________________________________________

[ ]
Fee paid previously with preliminary materials.

[ ]
    Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
    Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)
Amount Previously Paid:

    ___________________________________________________________________________________

2)
Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________________

3)
Filing Party:

    ___________________________________________________________________________________

4)
Date Filed:

    ___________________________________________________________________________________

Filed by Associates First Capital Corporation

pursuant to Rule 14a-12 under the Securities

Exchange Act of 1934 in respect of Associates

First Capital Corporation (SEC file no. 2-44197)

Employees in call centers and branches may use this wording
    (approved by Citigroup) in response to customer inquiries about The Associates merger with
    Citigroup.

Yes, Citigroup has agreed to buy The Associates in a merger scheduled to be completed by the end of this year.

We expect many additional benefits from the diversified product range of a global financial services business.

The merger will have no effect on your account.

This letter has been approved by Citigroup for your use in corresponding with customers and partners regarding the merger. We will continue to provide templates like this one as new information becomes available.

Dear (name of customer),

I’m sure you have heard the news about Associates First Capital Corp.’s merger with Citigroup. This transaction is a positive development for Associates customers, shareholders and employees and will drive our growth for many years to come.

You can expect the same professional treatment and attention to your business that you have been accustomed to receiving from your Associates partners. You can also look forward to many additional benefits from the diversified product range of a global financial services business.

Together, Citigroup and The Associates will assume a compelling leadership position in the global economy. We are now positioned, more than ever before, to represent your interests with an extraordinary global infrastructure, formidable capital resources, unquestionable stability. As we move forward, we will offer the broadest spectrum of high quality, cost effective and efficiently distributed financial products and services.

The value of this merger lies not only in what it is today, but also in what it will be in the future. Your trust in The Associates has made this partnership possible, and I thank you for your continued business.

I look forward to communicating more details with you as they emerge in the weeks and months to come.

Sincerely,

(Your name)

Use these speaking points in your
        employee and customer conversations about The Associates merger with Citigroup.
        You’ll soon receive more speaking points to help guide your communications as the information becomes available. Please do not embellish or revise, as Citigroup has approved this information as it now reads.

General

This is a defining moment for all of us. Citigroup is a leader in the global economy.
      We’re excited to be joining forces.

The Associates and Citigroup expect to finalize the merger before the end of this year.
      It is too early to forecast a specific timeline, but the integration teams will keep us posted.

Our customers will benefit from the diversified product range of a global financial services business.

The stock that our shareholders will receive will represent ownership in the world’s premiere broad-based financial services company.

The blending of the two organizations will provide exciting career opportunities for
      Associates employees to explore.

Employees

Integration teams from both The Associates and Citigroup are beginning discussions this week. Together, they will be resolving issues about employee retention, compensation, and more.

Except for the suspension of the Discounted Employee Stock Purchase Plan, as previously announced, there will be no changes as a result of the merger to Associates employees’ benefits until the merger closes. The integration teams will work hard to ensure an orderly and appropriate transition of benefit programs.

When the transaction closes, each of your outstanding Associates stock options will be converted into an option to purchase .7334 of a share of Citigroup stock.

If you currently have stock options, they will continue to vest as scheduled, and you may exercise them as soon as they vest at any time until the option expires, subject to the terms of your stock option award agreement. If you exercise before the merger closes, you will receive Associates stock. If you exercise after the merger closes, you’ll receive Citigroup stock (adjusted in accordance with the ratio described above.)

Though the Discounted Employee Stock Purchase Plan is no longer enrolling new members, the program will continue through the third quarter of this year. After the merger has closed, any stock in your DESPP account will be automatically converted to Citigroup stock at the exchange rate described above.

Please consult the Merger Info Center on Associates Online frequently. The only definitive, accurate information about the merger transaction will appear on this site and its companion printed materials.

In connection with the proposed transaction, Associates will file a proxy statement with the Securities and Exchange Commission. Investors and security holders are advised to read the proxy statement when it becomes available because it will contain important information. Investors and security holders may obtain a free copy of the proxy statement
(when available) and other documents filed by Associates with the SEC at the SEC's web site at www.sec.gov.

Free copies of the proxy statement (when available) and Associates other filings with the SEC may also be obtained from Associates. Free copies of Associates filings may be obtained by directing a request to Associates, 250 E. Carpenter Freeway, Irving, TX 75062,
Attn.  General Counsel, 972-652-4000.

Associates and certain other persons referred to below may be deemed to be participants in the solicitations of proxies of Associates' shareholders to adopt the agreement providing for Citigroup's acquisition of Associates. The participants in the solicitation may include the directors and executive officers of Associates, who may have an interest in the transaction including as a result of holding shares or options of Associates. A detailed list of the names and interests of Associates' directors and executive officers is contained in Associates proxy statement for its 2000 Annual Meeting, which may be obtained without charge at the SEC's web site at www.sec.gov.